SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT

                          TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 8, 2006

                    UNIVERSAL COMMUNICATION SYSTEMS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

        4812                         Nevada                      860887822
-----------------------    ----------------------------        --------------
(Commission File Number)   (State or Other Jurisdiction        (IRS Employer
                                 of Incorporation)           Identification No.)

407 LINCOLN RD, STE 12F, MIAMI BEACH, FL                          33139
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(Address of Principal Executive Offices)                        (Zip Code)


        Registrant's Telephone Number, Including Area Code: 305-672-6344




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       Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

(a)  Previous Independent Registered Public Accounting Firm

     On March 8, 2006, Universal Communication Systems, Inc. (the "Company") dismissed Reuben E. Price & Co., Public Accountancy Corporation ("Reuben E. Price") as the Company's independent registered public accounting firm. The Company's Audit Committee participated in and approved the decision to change its independent registered public accounting firm.

     The reports of Reuben E. Price on the financial statements of the Company as of and for the years ended September 30, 2005 and 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principle with the exception of a qualification about the Company's ability to continue as a "going concern," by reason of the Company's lack of earnings from operations and the fact that its liabilities substantially exceed its assets.


     During the years ended September 30, 2005 and 2004 and through March 8, 2006, there have been no disagreements with Reuben E. Price on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Reuben E. Price, would have caused them to make reference thereto in their reports on the financial statements of the Company for such years.

     During the years ended September 30, 2005 and 2004 and through March 8, 2006, there have been no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-B).

     The Company furnished a copy of this Current Report on Form 8-K to Reuben
E. Price and requested that Reuben E. Price furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 10, 2006, is filed as
Exhibit 16.1 to this Form 8-K.

(b)  New Independent Registered Public Accounting Firm

     On March 9, 2006, the Audit Committee of the Board of Directors of the Company engaged Rachlin Cohen & Holtz LLP ("RC&H") as its new independent registered public accounting firm to audit the Company's financial statements for the year ending September 30, 2006, subject to shareholder approval at its annual meeting scheduled for March 31, 2006. The Company's decision to engage RC&H as its independent registered public accounting firm was the result of a business decision and not the result of any disagreement with Reuben E. Price on matters of accounting principles or practices, financial statement disclosures, or auditing scope or procedures.

     Prior to the engagement of RC&H, neither the Company nor anyone on behalf of the Company consulted with RC&H during the Company's two most recent fiscal years and through March 8, 2006, in any manner regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither was a written report provided to the Company nor was oral advice provided that RC&H concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue, or (B) the subject of either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-B.

Item 9.01 Financial Statements and Exhibits

     (c)  Exhibits.

     Exhibit 16.1 Letter from Reuben E. Price & Company to the Securities and Exchange Commission dated March 10, 2006.


     The Exhibits attached to this Current Report on Form 8-K are incorporated by reference into Item 4.01 of this Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such any such filing.

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Communication Systems, Inc.
(Registrant)



By: /s/ Michael J. Zwebner
   -----------------------------------
Michael J. Zwebner
Chairman and Chief Executive Officer

Dated: March 13, 2006